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                                                                    EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of and incorporation by reference to our report and to all references to our Firm included in or made a part of the Amkor Technology, Inc. Registration Statement on Form S-3.


                                           SIANA CARR & O'CONNOR, LLP
Paoli, Pennsylvania
June 13, 2000